Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21 — SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date that the financial statements were available to be issued, which is April 30, 2025. All subsequent events requiring recognition after December 31, 2024, and up through April 30, 2025 have been incorporated into these financial statements and there are no other subsequent events that require disclosure in accordance with FASB ASC Topic 855, “Subsequent Events” other than disclosed below.

Initial Public Offering

On February 28, 2025, Luda Technology Group Limited (the “Company”) consummated its initial public offering (“IPO”) of 2,500,000 ordinary shares, par value HK$0.25 (equivalent to US$0.03) per share (the “Ordinary Shares”), at a public offering price of US$4.00 per share, raising gross proceeds of US$10,000,000 before deducting underwriting discounts and commissions and offering expenses.

In connection with the IPO, the Company granted the underwriters a 45-day option to purchase up to an additional 375,000 Ordinary Shares (the “Over-Allotment Option”) to cover over-allotments, if any. On April 7, 2025, the underwriters partially exercised the Over-Allotment Option, and the Company issued and sold an additional 190,000 Ordinary Shares at the offering price of US$4.00 per share, generating additional gross proceeds of approximately US$760,000.

As a result, the Company raised aggregate gross proceeds of US$10,760,000 from the IPO, including the over-allotment shares, prior to deducting underwriting discounts and commissions and estimated offering expenses.

Investment into a fund

On March 18, 2025, the Company invested USD 8 million of idle funds, of which the proceeds from the IPO form part, in participating shares of Stable Income Fund SP, a segregated portfolio of Global A Plus Investment SPC Ltd., as a short-term investment. The investment in the aforesaid fund provides for early redemption at the Company’s discretion.